SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ______________________

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 21, 1999
                                                 ------------------------------

                           THE WIDECOM GROUP, INC.
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             (Exact name of Registrant as specified in charter)


      Ontario, Canada              1-13588                      98-0139939
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(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)               Identification No.)


72 Devon Road, Unit #18, Brampton, Ontario Canada        L6T 5B4
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (905)712-0505
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        (Former name or former address, if changed since last report)


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 15, 1999, the Board of Directors of The Widecom Group, Inc. (the "Company") determined that it would be in the best interests of the Company to cease the relationship with its independent accountant and auditors, BDO Dunwoody, LLP, which acted as its independent accountant and auditors with respect to the Company's financial statements for the previous two fiscal years ended March 31, 1998.

      The replacement of BDO Dunwoody, LLP was recommended and approved by the Board of Directors of the Company and is not the result of any disagreement with BDO Dunwoody, LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

      During the last two fiscal years no report issued by BDO Dunwoody, LLP contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the last two fiscal years and subsequent periods, there were no disagreements with BDO Dunwoody, LLP regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure nor any dispute between the Company and BDO Dunwoody, LLP with respect to the Company's status as a "going concern."

      Effective June 15, 1998, the Board of Directors of the Company determined that it would be in the best interests of the Company to retain the services of Schwartz, Lewitski, Feldman, LLP to replace BDO Dunwoody, LLP as its independent accountant and auditors. The firm will be auditing the Company's financial statements to be included in the Company's Form 10K for its fiscal year ended March 31, 1999 due to be filed with the Securities and Exchange Commission on or about June 29, 1999.

      The Company intends to have Schwartz, Lewitski, Feldman, LLP continue to serve as the Company's accountant and auditors for the fiscal year ending March 31, 2000.

      During the last two fiscal years and subsequent periods, the Company did not consult with Schwartz, Lewitski, Feldman, LLP regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure or accounting principles applicable to any specific transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(c) Exhibits

16.1  Letter from BDO Dunwoody, LLP on change in Certifying Accountant.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WIDECOM GROUP, INC.
                                       (Registrant)


                                       By: /s/ Raja S. Tuli
                                           --------------------------------
                                               Raja S. Tuli
                                               Chief Executive Officer



Dated: June 21, 1999